Exhibit 99.3

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended December 30, 2011

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Tax	Adjusted
	U.S. GAAP	Charges	Charges, Net	Items (1)	(Non-GAAP) (2)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$223	$4	$(4)	$—	$223
Communications and Industrial Solutions	61	—	17	—	78
Network Solutions	77	—	5	—	82
Total	$361	$4	$18	$—	$383

Operating Margin	11.4%				12.1%

Other Income, Net	$1	$—	$—	$—	$1

Income Tax Expense	$(88)	$—	$(8)	$17	$(79)

Income from Continuing Operations Attributable to TE Connectivity Ltd.	$238	$4	$10	$17	$269

Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd.	$0.55	$0.01	$0.02	$0.04	$0.63

(1) Primarily relates to income tax expense associated with certain non-U.S tax rate changes.

(2) See description of non-GAAP measures contained in this Form 8-K.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended September 30, 2011

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net	(Non-GAAP) (2)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$237	$—	$4	$241
Communications and Industrial Solutions	89	—	51	140
Network Solutions	119	23	1	143
Total	$445	$23	$56	$524

Operating Margin	11.9%			14.0%

Other Income, Net	$14	$—	$—	$14

Income Tax Expense	$(100)	$(7)	$(17)	$(124)

Income from Continuing Operations Attributable to TE Connectivity Ltd.	$320	$16	$39	$375

Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd.	$0.74	$0.04	$0.09	$0.87

(1) Includes $22 million of restructuring charges and $1 million of non-cash amortization associated with acquisition accounting-related adjustments recorded in cost of sales.

(2) See description of non-GAAP measures contained in this Form 8-K.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended June 24, 2011

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Tax	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net	Items (2)	(Non-GAAP) (3)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$211	$—	$(13)	$—	$198
Communications and Industrial Solutions	120	—	11	—	131
Network Solutions	129	10	3	—	142
Total	$460	$10	$1	$—	$471

Operating Margin	12.9%				13.2%

Other Income (Expense), Net	$(5)	$—	$—	$14	$9

Income Tax Expense	$(70)	$(3)	$—	$(35)	$(108)

Income from Continuing Operations Attributable to TE Connectivity Ltd.	$349	$7	$1	$(21)	$336

Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd.	$0.79	$0.02	$—	$(0.05)	$0.76

(1) Includes $7 million of restructuring charges, $2 million of non-cash amortization associated with acquisition accounting-related adjustments recorded in cost of sales, and $1 million of ADC acquisition and integration costs.

(2) Includes income tax benefits associated with the settlement of certain tax matters related to an audit of prior year tax returns.  Also includes the related impact to other income pursuant to the Tax Sharing Agreement with Tyco International and Covidien.

(3) See description of non-GAAP measures contained in this Form 8-K.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended March 25, 2011

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net	(Non-GAAP) (2)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$211	$—	$(6)	$205
Communications and Industrial Solutions	135	—	—	135
Network Solutions	46	46	1	93
Total	$392	$46	$(5)	$433

Operating Margin	11.7%			13.0%

Other Income, Net	$6	$—	$—	$6

Income Tax Expense	$(69)	$(25)	$—	$(94)

Income from Continuing Operations Attributable to TE Connectivity Ltd.	$291	$21	$(5)	$307

Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd.	$0.65	$0.05	$(0.01)	$0.68

(1) Includes $29 million of non-cash amortization associated with fair value adjustments primarily related to acquired inventories and customer order backlog recorded in cost of sales, $16 million of restructuring charges, and $1 million of ADC acquisition and integration costs.

(2) See description of non-GAAP measures contained in this Form 8-K.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended December 24, 2010

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net	(Non-GAAP) (2)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$189	$—	$1	$190
Communications and Industrial Solutions	171	—	3	174
Network Solutions	30	59	—	89
Total	$390	$59	$4	$453

Operating Margin	12.6%			14.6%

Other Income, Net	$12	$—	$—	$12

Income Tax Expense	$(108)	$—	$(1)	$(109)

Income from Continuing Operations Attributable to TE Connectivity Ltd.	$263	$59	$3	$325

Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd.	$0.59	$0.13	$0.01	$0.72

(1) Includes $35 million of restructuring charges, $17 million of ADC acquisition and integration costs, and $7 million of non-cash amortization associated with fair value adjustments to acquired inventories and customer order backlog recorded in cost of sales.

(2) See description of non-GAAP measures contained in this Form 8-K.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Year Ended September 30, 2011

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Tax	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net	Items (2)	(Non-GAAP) (3)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$848	$—	$(14)	$—	$834
Communications and Industrial Solutions	515	—	65	—	580
Network Solutions	324	138	5	—	467
Total	$1,687	$138	$56	$—	$1,881

Operating Margin	12.2%				13.7%

Other Income, Net	$27	$—	$—	$14	$41

Income Tax Expense	$(347)	$(35)	$(18)	$(35)	$(435)

Income from Continuing Operations Attributable to TE Connectivity Ltd.	$1,223	$103	$38	$(21)	$1,343

Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd.	$2.76	$0.23	$0.09	$(0.05)	$3.03

(1) Includes $80 million of restructuring charges, $39 million of non-cash amortization associated with fair value adjustments primarily related to acquired inventories and customer order backlog recorded in cost of sales, and $19 million of ADC acquisition and integration costs.

(2) Includes income tax benefits associated with the settlement of certain tax matters related to an audit of prior year tax returns.  Also includes the related impact to other income pursuant to the Tax Sharing Agreement with Tyco International and Covidien.

(3) See description of non-GAAP measures contained in this Form 8-K.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Year Ended September 24, 2010

(UNAUDITED)

		Adjustments
		Restructuring
		and Other	Tax	Other Items,	Adjusted
	U.S. GAAP	Charges, Net (1)	Items (2)	Net (3)	(Non-GAAP) (4)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$515	$94	$—	$—	$609
Communications and Industrial Solutions	618	20	—	—	638
Network Solutions	312	20	—	8	340
Pre-separation litigation income	7	—	—	(7)	—
Total	$1,452	$134	$—	$1	$1,587

Operating Margin	12.4%				13.6%

Other Income, Net	$177	$—	$(137)	$—	$40

Income Tax Expense	$(476)	$(30)	$134	$—	$(372)

Income from Continuing Operations Attributable to TE Connectivity Ltd.	$1,012	$104	$(3)	$1	$1,114

Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd.	$2.21	$0.23	$(0.01)	$—	$2.44

(1) Includes $137 million recorded in net restructuring and other charges and a $3 million credit recorded in cost of sales.

(2) Includes income tax expense related to certain proposed adjustments to prior year tax returns and income tax benefits associated with the settlement of an audit of prior year tax returns as well as the related impact to other income pursuant to the Tax Sharing Agreement with Tyco International and Covidien.  Also includes an income tax benefit recognized in connection with a reduction in the valuation allowance associated with certain tax loss carryforwards.

(3) Consists of $8 million of acquisition and integration costs and $7 million of income related to pre-separation securities litigation.

(4) See description of non-GAAP measures contained in this Form 8-K.